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                                                                    EXHIBIT 21.1


                                  SUBSIDIARIES

      MPSI Systems Limited.........................................................................U.K. Corporation
      MPSI Systems K.K.........................................................................Japanese Corporation
      Shanghai MPSI Software Inc................................................................Chinese Corporation
      Management Planning Systems, Inc.........................................................Oklahoma Corporation

      INACTIVE CORPORATIONS
      MPSI do Brasil.............................................................................Brazil Corporation
      MPSI Australia Pty. Ltd.................................................................Australia Corporation
      MPSI China Inc...........................................................................Delaware Corporation
      MPSI Systems Pte. Ltd...................................................................Singapore Corporation
      MPSI Surveys Inc.........................................................................Oklahoma Corporation
      MPSI Systems Canada Inc..................................................................Canadian Corporation
      MPSI Systems GmbH..........................................................................German Corporation
      Quest Systems International Inc..........................................................Delaware Corporation

      BRANCH OFFICES
         Seoul, South Korea........................................................Branch of MPSI Systems Pte. Ltd.
         Johannesburg, South Africa......................................Branch of Management Planning Systems Inc.
                                                                                (d/b/a MPSI Africa Inc.)